SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------


                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



         Date Report (Date of earliest event reported) May 15, 1998



                       BONNEVILLE PACIFIC CORPORATION
                       ------------------------------
            (Exact name of registrant as specified in charter)



        Delaware                  0-14846           87-0363215
        ------------------------------------------------------------
        (State or other           (Commission       (IRA Employer
        jurisdiction of           File Number)      Identification No.)
        incorporation)


50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.     Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period April 1, 1998 to April 30, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.

Item 5.     Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                         BONNEVILLE PACIFIC CORPORATION



                              /S/ Roger G. Segal
                         By:  Roger G. Segal, Chapter 11 Trustee

DATED May 15, 1998

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                   BONNEVILLE PACIFIC CORPORATION



                        /S/ R. Stephen Blackham
                   By:  R. Stephen Blackham, Assistant Controller

DATED May 15, 1998

                            INDEX TO EXHIBITS


Exhibit                                                              Page No.
-----------------------------------------------------------------------------



28.1          Monthly Financial Report - Chapter 11,
              for the period April 1, 1998 to
              April 30, 1998, of the Registrant,
              dated May 15, 1998 as filed by the
              Registrant with the United States
              Bankruptcy Court for the District of
              Utah, Central Division on May 15, 1998. . . . . . . . . . 5

                                                     MONTHLY FINANCIAL REPORT
                                                                   CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO. 91A-27701     For Period April 1 to April 30, 1998
         ---------                -------------------------

     Accounting Method Used:  [X] Accrual Basis   [ ] Cash Basis


                              COVER SHEET
-----------------------------------------------------------------------------
                  THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH.  The
Mark One Box For  debtor must attach each of the following reports/documents
Each Required     unless the U.S. Trustee has waived the requirement in
Report/Document   writing.  File original with Clerk of Court.  File
                  duplicate with U.S. Trustee
-----------------------------------------------------------------------------

Report/
Document  Previously
Attached  Waved       REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
  [X]        [ ]      Cash Receipts & Disbursements Statement (Form 2-B)
  [X]        [ ]      Balance Sheet (Form 2-C)
  [X]        [ ]      Profit and Loss Statement (Form 2-D)
  [X]        [ ]      Supporting Schedules (Form 2-E)
  [X]        [ ]      Quarterly Fee Summary (Form 2-F)
  [X]        [ ]      Narrative (Form 2-G)
  [X]        [ ]      Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: May 15, 1998

                        Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                    /S/ R. Stephen Blackham
                        By:         R. Stephen Blackham
                        Position:   Assistant Controller

                       Statement of Chapter 11 Trustee

     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for
Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of May 1998.


                            /S/ Roger G. Segal
                       By:  Roger G. Segal, Chapter 11 Trustee

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Bankruptcy No. 91A-27701
                                 Narrative
                   For the Month Ended April 30, 1998


                                 Form 2-G


-----------------------------------------------------------------------------


Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of April 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of April and the first part of May 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL v. PORTLAND GENERAL, ET AL. action in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5) Annual Reports, including the Report for the period of July 1, 1996 through June 30, 1997 filed on September 4, 1997 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the United States Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including settlements(2) reached by the Trustee. The Litigation has been concluded.
---------------
(1) This narrative attempts to summarize significant events affecting the Company through May 13, 1998.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     The Trustee also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is no longer considering possible claims against any person who executed a tolling agreement and at this time the Trustee does not anticipate that litigation will be commenced against any person who entered into a tolling agreement.

     In light of the conclusion of the Litigation, the Trustee's Special Litigation Counsel, Beus, Gilbert and Morrill, P.L.L.C. ("BG&M"), a Phoenix, Arizona law firm which was retained by the Trustee in 1992 on a contingent fee basis with Bankruptcy Court approval, filed with the Bankruptcy Court its final fee and cost applications. Based upon total litigation recoveries in excess of $187,000,000.00, BG&M has been paid prior to April 1998 fees totaling $55,471,941.93 and BG&M sought in its final fee application an additional approximately $1,834,865.09 in fees. BG&M has also been paid prior to April 1998 costs totaling $5,275,241.81 and BG&M sought in its final cost application an additional $2,298.05 in costs. A hearing on BG&M's final fee and cost application was held as scheduled on April 13, 1998 at which hearing the Court approved the final applications and allowed all fees and costs. The allowed fees to the extent based upon recoveries actually received by the Company as of the hearing date and the costs as allowed were paid on April 17, 1998. BG&M will be paid the additional amount of allowed fees as and when additional recoveries on court approved settlements are received by the Company.

     On April 8, 1998, Westinghouse Electric paid the Company the final installment of $3,000,000.00 which was due on April 10, 1998 pursuant to the terms of the court approved settlement dated December 23, 1996.

     On February 12, 1998 the United States District Court for the District of Utah, the Honorable Thomas R. Brett presiding, issued an Order in Appeal No. 2:96-CV-573-B which Order affirmed the Bankruptcy Court's rulings which denied the law firm of Snell & Wilmer more than two hundred thousand dollars in asserted fees and costs which arose in connection with such firm's representation of the Debtor-in-possession. The Bankruptcy Court's original decisions are published in 147 B.R. 803 (Bankr. D. Utah 1992) and 196 B.R. 868 (Bankr. D. Utah 1996). The District Court's Order has not, to date, been published. The aforesaid District Court Order also provided that the estate may be required to pay $71,765.23 (plus fees and costs for November of 1992) to Snell & Wilmer for its 1992 legal services as special counsel for the Trustee. On March 19, 1998 the Trustee and Snell & Wilmer entered into a settlement of the claims which are the subject matter of the District Court Order. Pursuant to the settlement the Trustee and Snell and Wilmer agreed that neither will appeal the District Court Order and Bonneville agreed to pay to Snell & Wilmer the sum of $73,915.08 in complete and full satisfaction of all of Snell & Wilmer's claims against the estate. The settlement was conditioned upon approval by the Bankruptcy Court. A hearing on the Trustee's motion for approval of the settlement was held as scheduled on April 17, 1998 at which hearing the Court approved the settlement. The $73,915.08 was paid to Snell &

     Wilmer on April 22, 1998 and the settlement has been fully performed and the matter has been concluded.

     On December 1, 1997, the Trustee filed a Motion for Authority to Terminate the Debtor's ESOP and Distribute its Assets among the ESOP's 199 Participants, all of whom are past and/or present employees of the Debtor and its subsidiaries. A hearing on the Motion was held as scheduled on January 12, 1998 at which hearing the Court approved the Motion. The Company, the ESOP Trustee and the Trustee are continuing with the action necessary to terminate the ESOP and to distribute the ESOP assets to the qualified participants. The assets of the ESOP that are being distributed to the participants includes an allowed, pre-petition $984,245.47 Section 510(b) equity claim against the Company arising from the ESOP's purchase of the Company's common stock.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1. However, there have been no curtailments since October of 1996. NPC & NCA #1 have reached a settlement agreement relating to curtailment issues, which settlement was subject to the approval of the Projects Lending Group and the Public Utilities Commission of Nevada ("PUCN"). The Projects Lending Group approved the Settlement Agreement and the Petition for Approval of the Settlement was filed on November
     3, 1997 with the PUCN. A public hearing before the PUCN was held on April 3, 1998 concerning the Petition for approval of the settlement and Amendment to the Power Purchase Agreement. The Petition for approval of the settlement on April 17, 1998 went before the PUCN as scheduled at which time the Petition (settlement) and therefore the Amendment, were approved. In light of the approval of the Petition (settlement) the issues being litigated between NCA #1 and NPC on appeal before the First Judicial District Court of the State of Nevada have been settled and the pending appeal will be dismissed.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system to control Nox emissions. Management of NCA#1 has disputed the EPA's claims. Representatives of both sides of this dispute have reached an agreement in principle. Attorneys for the EPA have recently submitted a revised draft of a proposed agreement ("Consent Decree") which has been reviewed by representatives of NCA#1 and representatives of NCA #1 have provided their comments concerning the revised draft of the proposed agreement to attorneys for the EPA and which the parties anticipate will be finalized and signed sometime later this year.

The Company completed preparation of its U.S. Corporate Income Tax Return for the short year December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. Section 505 (b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year (beginning May 1, 1996 and ending December 31, 1996) was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1996 is only approximately $3,488,000.00. The Trustee and his tax professionals have completed an analysis of the Company's 1997 federal income tax situation and the preliminary conclusion is that the only federal tax liability for tax year ending December 31, 1997 is likely to be a relatively small amount of alternative minimum tax; however, neither the Trustee nor his tax professionals can or do make any representations concerning this preliminary conclusion as the Company's federal income tax return is subject to review by the Internal Revenue Service. Preliminary work for preparation of the 1997 U.S. Corporate Income Tax Return has commenced.

For future tax years, to the extent the Company may possess net operating loss carry forwards, the Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code.

In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and a hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and 1997.

On April 22, 1998 the Trustee filed with the Bankruptcy Court, the "Disclosure Statement for Trustee's Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998" (hereafter the "Disclosure Statement"). The Trustee believes that the proposed Chapter 11 Plan which is attached to the Disclosure Statement as Exhibit "1" (hereafter "Trustee's Proposed Plan") is consistent with the provisions of the December 31, 1997 "Conditional Letter Agreement" between the Trustee and certain creditors of the Company. The Disclosure Statement, along with all its exhibits, totals approximately 600 pages in length and a copy has been filed with the United States Securities and Exchange Commission.

The Disclosure Statement itemizes and discusses in detail all of the Company's assets and liabilities. The Trustee's Proposed Plan sets forth the proposed treatment of all the Company's creditors and equity holders. The

Trustee's Proposed Plan, if confirmed by the Bankruptcy Court, would resolve most of the legal and factual disputes which currently affect the Company.(3)

A hearing by the Bankruptcy Court on the adequacy of the Disclosure Statement, as well as a hearing on the "Trustee's Motion Regarding Plan Confirmation Issues", is currently scheduled for June 3, 1998 at 10:00 a.m.. Until the Bankruptcy Court enters an order approving the adequacy of the Disclosure Statement, no party-in-interest can solicit the acceptance or rejection of the Trustee's Proposed Plan.

If the Bankruptcy Court approves the adequacy of the Disclosure Statement, then the Disclosure Statement and the Trustee's Proposed Plan will be circulated to all parties-in-interest and impaired creditors will be provided with an opportunity to vote to accept or reject the Trustee's Proposed Plan. Any Chapter 11 Plan for the Company must first be approved (confirmed) by the Bankruptcy Court after full notice and hearing (with an opportunity for any party-in-interest to object) before any plan can become effective.

As set forth in the Trustee's Proposed Plan, the Trustee is of the opinion, based upon the particular facts involved in the Company's bankruptcy proceeding, that the Company will be required to pay some interest on the approximately $100,000,000.00 in "senior" bank, trade and current debenture debt. Accordingly, the Trustee has reflected on the Company's books and intends to reflect in the Company's Corporate Income Tax Returns for the year ended December 31, 1997 the interest liability on the approximate $100,000,000.00 of "senior" claims from the petition date at the rates of interest set forth in the Trustee's Proposed Plan.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) has completed its initial work in valuing the Company's (and its affiliates') business assets. The Trustee has made public the summary of the valuation work performed by Bear, Stearns & Company as Exhibit A2" to the Disclosure Statement. Based in part upon the valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is materially less than the current fair market value of such business assets.
---------------
(3) One of the issues which would be resolved (settled) if the Trustee's Proposed Plan is confirmed is the amount of post-petition interest to be paid on the approximately $100 million in senior (pre-petition) debt.
     On December 12, 1997, C. Derek Anderson initiated (and later served) an Adversary Proceeding in the Bankruptcy Court against one of the senior creditors, Halcyon/Alan B. Slifka Management Co. ("Halcyon"), seeking a judgement declaring that Halcyon is not entitled to any (or limited) post-petition interest (Adversary Proceeding No. 97PA-2396). The Trustee moved to intervene in the Adversary Proceeding and the Trustee's motion to intervene was granted at a hearing held on March 2, 1998. The Trustee then filed a Motion to Dismiss Anderson's complaint because the Trustee believes that the post-petition interest issue is better resolved (settled) in the plan confirmation process instead of in an adversary proceeding which involves only two parties-in-interest. Halcyon also filed a Motion to Dismiss. The hearing on the Motions to Dismiss was held as scheduled on March 30, 1998 at which hearing the Court granted the Motions an dismissed, without prejudice, the Adversary Proceeding. The Order Dismissing the Adversary Proceeding was entered on April 15, 1998 and Derek Anderson, on or about April 24, 1998, filed an appeal of such Order.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

For over a year, the Trustee with the assistance of Weil, Gotshal & Manges LLP has been attempting to resolve the unsecured claim filed by John D. Weesner (Proof of Claim number 3). Weesner's claim arises from Bonneville Pacific Corporation's efforts in the late 1980's to build and operate small, wood-fired electric power generation plants in Vermont. During that period, Bonneville Pacific Corporation entered into various agreements with Weesner, including (1) an agreement whereunder Bonneville Pacific Corporation is by virtue of a guarantee contingently liable for certain royalty payments that Weesner currently receives from the operation of one plant (the "Ryegate Project"), and (2) an agreement to make certain payments to Weesner in the event that Bonneville Pacific Corporation developed another, similar plant (the "Springfield Project").

Subsequent to entering into the agreements with Weesner, Bonneville Pacific Corporation sold its interest in the Ryegate Project and determined that development of the Springfield Project was commercially impossible.

Weesner in his filed proof of claim asserts that he is owed an undetermined amount of money (which he estimates could be many millions of dollars) in respect of Bonneville Pacific Corporation's contingent liability of the Ryegate Project royalties, to compensate him in the event that such payments are not made by the current owners of the plant. In the opinion of the Trustee, Weesner has been unwilling to settle his proof of claim in a manner that reflects a realistic assessment of its true value. Accordingly, the Trustee intends to file a formal objection to such claim in the immediate future, and thereafter move to have the claim allowed at a negligible amount.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                             CASH RECONCILIATION

1.  Beginning Cash Balance:                                  $152,825,653.93

2.  Cash Receipts:  (See Page 2 of 2)          4,058,567.51

3.  Cash Disbursements:  (See Page 2 of 2)    (1,903,079.51)
                                              --------------
4.  Net Cash Flow:                                              2,155,488.00
                                                                ------------
5.  Ending Cash Balance:                                     $154,981,141.93
                                                             ===============

                   CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                                 AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                               $1,215.43       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                              520.69       KEY BANK OF UTAH
GENERAL CORP CASH                            294,025.93       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT                5,412,325.27  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT                11,415,013.85  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD                  15,148,237.89  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD                  26,961,639.45  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS                   31,692.75  (A)  BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT           95,649,535.02  (A)  NATIONS BANK
PROCEEDS FROM ASSET SALES                      4,153.06  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE                   62,782.59       KEY BANK OF UTAH
                                              ---------
                                        $154,981,141.93
                                        ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                          CASH RECEIPTS JOURNALS

BANK ACCOUNT                          TOTAL          PAGE REF
PAYROLL ACCOUNT                          $19,329.17      A
PAYROLL TAX ACCOUNT                       11,677.79      B
GENERAL CORP CASH                      1,882,314.91      C
CHPTR 11 TRUSTEE JOINT ACCT            3,021,573.17      E
CHPTR 11 TRUSTEE - CD ACCT                 1,716.18      F
CHPTR 11 TRUSTEE - JT CD                 202,190.70      G
CHPTR 11 TRUSTEE - JT CD                  48,019.01      H
CHPTR 11 TRUSTEE JT SAVINGS                  113.17      I
CHPTR 11 TRUSTEE JOINT MMA ACCT          402,423.08      J
PROCEEDS FROM ASSET SALES                     10.06      K
KYOCERA MAINTENANCE RESERVE               10,207.23      L
                                          ---------
                                       5,599,574.47
     LESS:  ACCOUNT TRANSFERS         (1,541,006.96)
                                       ------------
     TOTAL CASH RECEIPTS              $4,058,567.51
                                      =============


                        CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                          TOTAL           PAGE REF
PAYROLL ACCOUNT                          $19,366.62       A
PAYROLL TAX ACCOUNT                       11,677.79       B
GENERAL CORP CASH                      1,884,828.43       D
CHPTR 11 TRUSTEE JOINT ACCT            1,500,043.67       E
CHPTR 11 TRUSTEE - CD ACCT                     0.00       F
CHPTR 11 TRUSTEE - JT CD                       0.00       G
CHPTR 11 TRUSTEE - JT CD                       0.00       H
CHPTR 11 TRUSTEE JT SAVINGS                    0.00       I
CHPTR 11 TRUSTEE JOINT MMA ACCT                0.00       J
PROCEEDS FROM ASSET SALES                      0.00       K
KYOCERA MAINTENANCE RESERVE               28,169.96       L
                                          ---------
                                       3,444,086.47
     LESS:  ACCOUNT TRANSFERS         (1,541,006.96)
                                       ------------
     TOTAL CASH DISBURSEMENTS         $1,903,079.51
                                      =============

                                                                     Form 2-B
                                                                  Page 2 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 1A-27701
                              Payroll Account
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
04/13/98  CK# 6941   BPC - GENERAL        $9,758.45   PAYROLL TRANSFER
04/28/98  CK# 6975   BPC - GENERAL         9,570.72   PAYROLL TRANSFER
                                           --------
     TOTAL CASH RECEIPTS                 $19,329.17
                                         ==========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT       DESCRIPTION
04/15/98             PAYROLL SUMMARY       $9,758.45
04/30/98             PAYROLL SUMMARY        9,570.72
04/30/98  BANK STMT  FIRST SECURITY BANK       37.45   SERVICE CHARGE
                                               -----
          TOTAL CASH DISBURSEMENTS        $19,366.62
                                          ==========

                                      A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             Payroll Tax Account
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
04/13/98  CK# 6940   BPC - GENERAL             $5,095.15   PR TAX TRANSFER
04/27/98  CK# 6973   BPC - GENERAL              1,476.18   PR TAX TRANSFER
04/28/98  CK# 6974   BPC - GENERAL              5,106.46   PR TAX TRANSFER
                                                --------
          TOTAL CASH RECEIPTS                 $11,677.79
                                              ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                        AMOUNT       DESCRIPTION
04/15/98  KEY TAX    KEY BANK OF UTAH              $4,367.29   FEDERAL TAX DEPOSIT
04/30/98  KEY TAX    KEY BANK OF UTAH               4,379.74   FEDERAL TAX DEPOSIT
04/30/98  KEY TAX    KEY BANK OF UTAH                 357.32   FEDERAL UNEMPLOYMENT TAX
04/30/98  CK # 1257  UTAH DEPT OR WORKFORCE SRVCS   1,118.86   STATE UNEMPLOYEMENT TAX
04/30/98  CK# 1258   UTAH ST TAX COMMISSION         1,454.58   STATE TAX DEPOSIT
04/30/98  BANK STMT  KEY BANK OF UTAH                   0.00   BANK SERVICE CHARGE
                                                        ----
          TOTAL CASH DISBURSEMENTS                $11,677.79
                                                  ==========

                                      B

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                    For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                            AMOUNT          DESCRIPTION
04/03/98  DS040398   STATE OF UTAH                       $91,328.00   INCOME TAX REFUND FYE 4/90
04/09/98  DS040998   US BANK                              78,086.33   INTEREST INCOME
04/14/98  DS041498   KYOCERA AMERICA                      59,363.68   ENERGY REVENUE-KYOCERA
04/21/98  DS042198   BPC-CHAPTER 11 TRUSTEES JT ACCT   1,500,000.00   TRANSFER
04/21/98  DS042198   CLARK MOWER                              20.00   EXPENSE REIMBURSEMENT
04/29/98  DS042998   BONNEVILLE PACIFIC SERVICES          33,490.64   EXPENSE REIMBURSEMENT
04/29/98  DS042998   BONNEVILLE NEVADA CORP                2,742.63   EXPENSE REIMBURSEMENT
04/29/98  DS042998   SAN DIEGO GAS & ELECTRIC                978.62   ENERGY REVENUE-KYOCERA
04/29/98  DS042998   SEDGWICK                                345.00   INSURANCE REFUND
04/30/98  DS043098   KYOCERA AMERICA                      36,330.93   ENERGY REVENUE-KYOCERA
04/30/98  DS043098   US BANK                              77,962.25   INTEREST INCOME
04/29/98  BANK STMT  KEY BANK OF UTAH                      1,666.83   INTEREST INCOME
                                                           --------
          TOTAL CASH RECEIPTS                         $1,882,314.91
                                                      =============

                                      C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                              AMOUNT        DESCRIPTION
04/01/98  1006915    BPC-KYOCERA MAINT RESERVE ACCT       $10,000.00  TRANSFER-KYOCERA MAINT
04/01/98  1006916    DORN ASSOCIATES LDT                   10,906.00  RENT-OFFICE SPACE & PARKING
04/01/98  1006917    FIRST CONTINENTAL LIFE & ACCIDENT      3,191.86  INSURANCE-DENTAL
04/01/98  1006918    REDMAN VAN & STORAGE                     159.87  RENT-STORAGE SPACE
04/01/98  1006919    UNUM LIFE INSURANCE CO                 1,415.78  INSURANCE-DISABILITY
04/01/98  1006920    UNITED HEALTH CARE                    21,144.39  INSURANCE-HEALTH
04/02/98  1006921    ARIZONA DEPARTMENT OF REVENUE             50.00  STATE INCOME TAX
04/02/98  1006922    FRANCHISE TAX BOARD OF CALIF.          4,800.00  STATE INCOME TAX
04/02/98  1006923    IDAHO STATE TAX COMMISSION                60.00  STATE INCOME TAX
04/02/98  1006924    NEW MEXICO TAXATION & REVENUE             50.00  STATE INCOME TAX
04/02/98  1006925    UTAH STATE TAX COMMISSION                900.00  STATE INCOME TAX
04/09/98  1006926    BENEFICIAL LIFE INSURANCE CO             826.09  INSURANCE-LIFE
04/09/98  1006927    CENTRAL PARKING SYSTEMS                  195.00  RENT-PARKING
04/09/98  1006928    COMPUSERVE                                 9.95  OFFICE SUPPLIES & EXPENSE
04/09/98  1006929    FLORAL TAPESTRY                           68.06  OFFICE SUPPLIES & EXPENSE
04/09/98  1006930    GENERATOR POWER SYSTEMS INC           22,810.19  KYOCERA-O&M EXPENSE
04/09/98  1006931    JD GRIFFIN & ASSOCIATES PC             7,897.00  OFFICE SUPPLIES & EXPENSE
04/09/98  1006932    MOUNT OLYMPUS WATER                       28.67  OFFICE SUPPLIES & EXPENSE
04/09/98  1006933    THE PRUDENTIAL                         1,165.22  INSURANCE-DISABILITY
04/09/98  1006934    PROTEL                                    37.22  OFFICE SUPPLIES & EXPENSE
04/09/98  1006935    PRINTELLIGENT INC                        235.03  OFFICE SUPPLIES & EXPENSE
04/09/98  1006936    TRAVEL ZONE CRUISE ZONE                   95.00  TRAVEL EXPENSE
04/09/98  1006937    US SHRED LLC                              45.00  OFFICE SUPPLIES & EXPENSE
04/09/98  1006938    JOSEPH WAGDA                             242.00  TRAVEL REIMBURSEMENT
04/13/98  1006939    AUTOMATED OFFICE SYSTEMS INC             465.88  OFFICE SUPPLIES & EXPENSE
04/13/98  1006940    BPC-PAYROLL TAX ACCT                   5,095.15  TRANSFER-PAYROLL TAX ACCT
04/13/98  1006941    BPC-PAYROLL ACCT                       9,758.45  TRANSFER-PAYROLL ACCT
          1006942    VOID
04/13/98  1006943    CLARK MOWER                            1,675.90  EXPENSE REIMBURSEMENT
04/13/98  1006944    WELLS FARGO BANK                         853.79  401K CONTRIBS & LOAN PMTS
04/17/98  1006945    BEUS GILBERT & MORRILL             1,319,111.61  PROFESSIONAL FEES
04/17/98  1006946    BEUS GILBERT & MORRILL                 2,298.05  PROFESSIONAL COSTS
04/17/98  1006947    WEIL GOTSHAL & MANGES                 83,141.46  PROFESSIONAL FEES & COSTS
04/17/98  1006948    NEILSON ELGGREN DURKIN & CO           21,396.22  PROFESSIONAL FEES & COSTS
04/17/98  1006949    COHNE RAPPAPORT & SEGAL              157,818.83  PROFESSIONAL FEES & COSTS
04/17/98  1006950    ROGER SEGAL, TRUSTEE                  54,324.73  PROFESSIONAL FEES & COSTS
04/21/98  1006951    AMPCO SYSTEM PARKING                      60.00  RENT-PARKING
04/22/98  1006952    AIRBORNE EXPRESS                          29.94  OFFICE SUPPLIES & EXPENSE
04/22/98  1006953    AMPCO SYSTEM PARKING                      40.50  RENT-PARKING
04/22/98  1006954    BANK ONE UTAH NA                          48.00  OFFICE SUPPLIES & EXPENSE
04/22/98  1006955    BONNEVILLE PACIFIC SERVICES              614.91  KYOCERA-O&M EXPENSE
04/22/98  1006956    THE COBB GROUP                            88.00  DUES & SUBSCRIPTIONS
04/22/98  1006957    GENERATOR POWER SYSTEMS INC            1,000.50  KYOCERA-O&M EXPENSE
04/22/98  1006958    MOUNT OLYMPUS WATER                       12.02  OFFICE SUPPLIES & EXPENSE

                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Case No. 91A-27701
                          General Corp Cash
                  For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                 CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                         AMOUNT         DESCRIPTION
04/22/98  1006959    THE PLANT GALLERY                    139.00  OFFICE SUPPLIES & EXPENSE
04/22/98  1006960    PROTEL                               229.97  OFFICE SUPPLIES & EXPENSE
04/22/98  1006961    REDMAN VAN & STORAGE               1,682.76  RENT-STORAGE
04/22/98  1006962    SAN DIEGO GAS & ELECTRIC             101.26  KYOCERA O&M EXPENSE
04/22/98  1006963    SNELL & WILMER                    73,915.08  SETTLEMENT PAYMENT
04/22/98  1006964    STEVEN STEPANEK                      246.77  TRAVEL REIMBURSEMENT
04/22/98  1006965    TRAVEL ZONE CRUISE ZONE              470.00  TRAVEL EXPENSE
04/22/98  1006966    UNITED STATES POSTAL SERVICE      10,000.00  OFFICE SUPPLIES & EXPENSE
04/22/98  1006967    US WEST COMMUNICATIONS               773.79  TELEPHONE EXPENSE
04/22/98  1006968    XEROX CORPORATION                    375.34  OFFICE SUPPLIES & EXPENSE
04/24/98  1006969    PONDEROSA PRINTING                   490.27  OFFICE SUPPLIES & EXPENSE
04/24/98  1006970    OFFICE OF THE US TRUSTEE           3,750.00  QUARTERLY FEE
04/24/98  1006971    BSA ADVERTISING                   28,793.38  OFFICE SUPPLIES & EXPENSE
04/27/98  1006972    WORKERS COMP FUND OF UT              268.70  INSURANCE-WORKERS COMP
04/27/98  1006973    BPC-PAYROLL TAX ACCT               1,476.18  TRANSFER-PAYROLL TAX ACCT
04/28/98  1006974    BPC-PAYROLL TAX ACCT               5,106.46  TRANSFER-PAYROLL TAX ACCT
04/28/98  1006975    BPC-PAYROLL ACCT                   9,570.72  TRANSFER-PAYROLL ACCT
04/28/98  1006976    FRONTIER COMMUNICATIONS              839.52  TELEPHONE EXPENSE
04/28/98  1006977    HENWOOD ENERGY SERVICES              285.50  TRAVEL REIMBURSEMENT
04/28/98  1006978    KWIK COPY                            302.93  OFFICE SUPPLIES & EXPENSE
04/28/98  1006979    WELLS FARGO BANK                     847.30  401K CONTRIBS & LOAN PMTS
04/28/98  1006980    TRAVEL ZONE CRUISE ZONE              654.00  TRAVEL EXPENSE
04/28/98  1006981    MARCIA CUSTER                         20.58  OFFICE SUPPLIES & EXPENSE
04/28/98  1006982    HERITAGE PRODUCTS INC                272.05  OFFICE SUPPLIES & EXPENSE
04/30/98  BANK STMT  KEY BANK OF UTAH                      50.60  BANK SERVICE CHARGE
                                                           -----
          TOTAL CASH DISBURSEMENTS                 $1,884,828.43
                                                   =============

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                       Chapter 11 Trustee Joint Account
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                   AMOUNT         DESCRIPTION
04/08/98             WESTINGHOUSE            $3,000,000.00  SETTLEMENT PAYMENT
04/30/98  BANK STMT  KEY BANK                    21,573.17  INTEREST INCOME
                                                 ---------
                                             $3,021,573.17
                                             =============

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT         DESCRIPTION
04/21/98             BONNEVILLE PACIFIC CORP  $1,500,000.00  TRANSFER TO GENERAL ACCT
04/30/98  BANK STMT  KEY BANK OF UTAH                 43.67  BANK SERVICE CHARGE
                                                      -----
                                              $1,500,043.67
                                              =============


                                       E

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                       Chapter 11 Trustee - CD Account
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
04/30/98  BANK STMT  US BANK              $1,716.18    INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT       DESCRIPTION
                     NONE


                                      F

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - CD Account
                    For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                   AMOUNT       DESCRIPTION
04/24/98  BANK STMT  KEY BANK OF UTAH        $202,190.70  INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                   AMOUNT       DESCRIPTION
                     NONE

                                      G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT  - CD Account
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
04/30/98  BANK STMT  BANK ONE            $48,019.01   INTEREST INCOME


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
                     NONE

                                     H

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Chapter 11 Trustee JT Savings
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
04/30/98  BANK STMT  BANK ONE             $113.17      INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT       DESCRIPTION
                     NONE

                                      I

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - MMA Account
                     For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT        DESCRIPTION
04/30/98  BANK STMT  NATIONS BANK        $402,423.08   INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT        DESCRIPTION
                     NONE


                                     J

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                        Proceeds From Asset Sales
                   For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
04/30/98  BANK STMT  KEY BANK OF UTAH         $10.06       INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                       K

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Kyocera Maintenance Reserve
                    For Period April 1 - April 30, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT       DESCRIPTION
04/01/98  CK# 6915   BONNEVILLE PACIFIC CORP   $10,000.00   TRANSFER
04/30/98  BANK STMT  KEY BANK OF UTAH              207.23   INTEREST INCOME
                                                   ------
          TOTAL CASH RECEIPTS                  $10,207.23
                                               ==========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
04/08/98  CK #1041   GENERATOR POWER SYSTEMS     $323.25   KYOCERA O&M EXPENSE
04/22/98  CK #1042   GENERATOR POWER SYSTEMS   27,846.71   KYOCERA O&M EXPENSE
                                               ---------
          TOTAL CASH DISBURSEMENTS            $28,169.96
                                              ==========

                                    L

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                 Balance Sheet
                             As of April 30, 1998
-----------------------------------------------------------------------------
ASSETS
Current Assets:
   Cash                                         $154,981,142
   Accounts receivable - trade                        49,860
   Accounts receivable - settlements (Note 4)      1,500,000
   Accounts receivable - affiliates                   43,955
   Prepaid insurance                                   5,034
   Accrued interest receivable                       250,235
                                                     -------

   Total current assets                                        $156,830,226
Fixes Assets:
   Land                                              198,424
   Equipment, furniture and fixtures               3,809,639
                                                   ---------
   Total fixed assets                              4,008,063
   Less:  Accumulated depreciation                (3,210,395)
                                                   ---------
   Net fixed assets                                                 797,668
Other Assets:
   Investment in and advances to subsidiaries
      and partnership (Note 7)                    26,477,071
   Other assets                                        1,820
                                                       -----
   Total other assets                                            26,478,891
                                                                 ----------
TOTAL ASSETS                                                   $184,106,785
                                                               ============

LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                          $95,943
   Accounts payable - professional fees
      and costs                                      875,958
   Accrued income taxes payable (Note 5)                   0
   Taxes payable                                           0
   Accrued interest                               47,841,962
                                                  ----------
   Total post-petition liabilities                              $48,813,863
Pre-Petition Liabilities:
   Priority claims                                     5,180
   Secured debt                                            0
   Unsecured debt (Notes 1 and 3)                 99,953,656
                                                  ----------
Total Pre-Petition Liabilities                                   99,958,836
                                                                 ----------
TOTAL LIABILITIES                                               148,772,699

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                  213,752
Paid-In-Capital                                  121,590,029
Treasury Stock                                    (2,308,255)
Retained Earnings:
   Pre-Petition                                  (56,551,908)
   Post-Petition (Note 6)                        (27,609,532)
                                                  ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                              35,334,086
                                                                  ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                            $184,106,785
                                                                ============

                                                                    Form 2-C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Profit and Loss Statement
                    For Period April 1 to April 30, 1998
-----------------------------------------------------------------------------

Gross operating revenue                                 $117,685
Less discount, returns and allowances                          0
                                                               -
   Net operating revenue                                           $117,685
   Cost of goods sold                                              (105,019)
                                                                    -------
   Gross profit                                                      12,666

Operating expenses:
   Salaries and wages                                     29,674
   Rent and leases                                         3,696
   Payroll taxes                                          10,626
   Insurance                                               4,157
   Other                                                  52,707
                                                          ------
   Total operating expenses                                        (100,860)
                                                                    -------
   Operating income (loss)                                          (88,194)

Legal and professional fees and costs (Note 4)           151,689
Depreciation, depletion and administration                 3,617
Claims settlement expense                                      0
Interest expense                                         616,111
                                                         -------
   Total                                                          (771,417)
                                                                   -------
   Net operating income (loss)                                    (859,611)

Non-operating income and (expenses):
   Interest income                                       656,525
   Other income - settlements                             91,673
   Approved claims                                       (73,915)
   Other income                                                0
   Equity in earnings (losses) of subsidiaries
      and partnerships (Note 2)                          243,466
                                                         -------
         Net non-operating income or (expenses)                    917,749
                                                                   -------
         Net income (loss) before income taxes                      58,138

         Provision for income taxes (benefit) (Note 5)                   0
                                                                         -
         NET INCOME (LOSS)                                         $58,138
                                                                   =======


                                                                     Form 2-D
                                                                  Page 1 of 3

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                  General Notes to Financial Statements
                   For Period April 1 to April 30, 1998
-----------------------------------------------------------------------------

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statements, accrued interest payable has been recorded only on post-petition debt, where such is contractually due, and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 have not included any accrual of interest on any pre-petition unsecured debt. However, in light of the Conditional Letter Agreement signed by the Trustee and holders of certain senior claims that provides for the calculation and payment of post-petition interest on certain pre-petition unsecured debt, interest has now been accrued on certain pre-petition unsecured debt consistent with the interest rates set forth in the Conditional Letter Agreement.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $10,000,000.00, limited partner claims in the approximate amount of $2,900,000.00, Section 510(b) equity claims in the approximate amount of $44,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply subordinated claims, $400,000.00 for attorneys of certain senior creditor's fees as agreed in the Conditional Letter Agreement, potential administrative fees which may be allowed by the Bankruptcy Court and the contingent unsecured claim of John Weesner (proof of claim #3).

     The recording of the above described liabilities or potential claims, if allowed, will reduce equity by a corresponding amount.

                                                                     Form 2-D
                                                                  Page 2 of 3

                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Case No. 91A-27701
                 General Notes to Financial Statements
                             (Continued)
                  For Period April 1 to April 30, 1998
-----------------------------------------------------------------------------

     For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

4. Accounts Receivable Settlement represent only court approved settlements where all conditions precedent have occurred and the settlement was fully effective as of April 30, 1998 and are reflected on the April 30, 1998 Financial Statements. Approved settlement is as follows:

          Piper Jaffray                 1,500,000

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.

6. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt as rates set forth in the Conditional Letter Agreement dated December 31, 1997.

7. Investment in and advanced to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated (based upon the valuation work of Trustee's Financial Advisor) is believed to be materially less than the current market value of such assets. See Exhibit "2" to the Disclosure Statement.

                                                                     Form 2-D
                                                                  Page 3 of 3

                                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                             Case No. 91A-27701
                                   Taxes Payable Schedule (Post-Petition)
                                  For the Period April 1 to April 30, 1998

                         Beginning                               Payments    Date      Check    Ending
                         Balance     Adjustments   Additions     Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                   $0.00         $0.00    ($4,308.11)   $2,134.81  04/15/98  KEY TAX    $0.00
                                                                   2,173.30  04/30/98  KEY TAX

   State                      0.00                   (1,454.58)    1,454.58  04/30/98  1258

FICA tax withheld             0.00                   (2,219.46)    1,116.24  04/15/98  KEY TAX
                                                                   1,103.22  04/30/98  KEY TAX     0.00

Employer's FICA tax           0.00                   (2,219.46)    1,116.24  04/15/98  KEY TAX
                                                                   1,103.22  04/30/98  KEY TAX     0.00

Unemployment tax:
   Federal                    0.00                     (357.32)      357.32  04/30/98  KEY TAX     0.00
   State                      0.00                   (1,118.86)    1,118.86  04/30/98  1257        0.00

Sales, use & excise taxes     0.00                                                                 0.00
   Property taxes             0.00                        0.00                                     0.00

Accrued income tax:
   Federal                    0.00        0.00                                                     0.00
   State                      0.00        0.00       (5,860.00)    5,860.00  04/02/98  VARIOUS     0.00

Delaware franchise tax        0.00                                                                 0.00(*)

Employee withholding          0.00        0.00       (1,537.69)      772.09  04/13/98  1006944     0.00
                              ----        ----        --------       765.60  04/28/98  1006979     ----
                                                                     ------
TOTALS                       $0.00       $0.00     ($19,075.48)  $19,075.48                       $0.00
                             =====       =====     ============  ==========                       =====

(*) Amount subject to results of audit.

                                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                           Case No. 91A-27701
                                           Insurance Schedule
                                  For Period April 1 to April 30, 1998

                                                                     Policy
                                                      Amount of      Expiration   Premium Paid
                             Carrier/Agent            Coverage       Date         Thru Date
Worker's Compensation        Various State Funds      Statutory
                                                      $1,000,000     (A)          04/30/98

General Liability            Travelers Insurance/
                             Sedgwick James           5,000,000      08/17/98     08/17/98

Vehicles                     Travelers Insurance/
   (Hired/Non-Owned)         Sedgwick James           5,000,000      08/17/98     08/17/98

Property:
   Bonneville Pacific        Federal Insurance Co./
                             Sedgwick James           735,000        08/17/98     08/17/98

   Kyocera                   Federal/Hartford Steam/
                             Sedgwick James           5,352,879      08/17/98     08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                                                                     Form 2-E
                                                                  Page 2 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    Accounts Receivable and Payable Aging
                    For Period April 1 to April 30, 1998
-----------------------------------------------------------------------------

                                                                 Accounts
                                   Non-Affiliate   Accounts      Payable
                                   Accounts        Payable       Professional
                                   Receivable      Trade         Fees
Under 30 days                      $1,549,860         $91,369    $875,958
30 to 60 days                               0               0           0
61 to 90 days                               0               0           0
Over 90 days                                0           4,574           0
                                            -           -----           -
Total post-petition                 1,549,860          95,943     875,958

Pre-petition amounts                        0       3,664,200           0
                                            -       ---------           -

Total accounts receivable          $1,549,860
                                   ==========
Total accounts payable                             $3,760,143    $875,958
                                                   ==========    ========

                                   Affiliate
                                   Accounts
                                   Receivable
                                   ----------
Under 30 days                      $30,920
30 to 60 days                        7,054
61 to 90 days                        5,981
Over 90 days                             0
                                         -

Total post-petition
   affiliate accounts
   receivable                      $43,955
                                   =======

                                                                     Form 2-E
                                                                  Page 3 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                    For Period April 1 to April 30, 1998
-----------------------------------------------------------------------------

                                                Date of
                                                Court       Estimated
                                 Amount Paid    Approval    Balance Due
Court Appointed Trustee             $54,325     04/13/98     $59,277       (1)
Trustee's Counsel                   157,819     04/13/98     150,623       (1)
Trustee's Accountants                21,396     04/13/98      21,280
Trustee's Special Plan Counsel       83,141     04/13/98      45,000
Special Litigation Counsel for
   Trustee - Costs                    2,298     04/13/98           0
   Trustee - Fees                 1,319,112     04/13/98     495,000       (2)
Auditors                                  0                  104,778
Financial Consultants                     0                        0       (3)
                                          -                        -
   Total                         $1,638,091                 $875,958
                                 ==========                 ========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees that have been accrued on settlements approved by the Court are as follows:

        $1,500,000.00 - Piper Jaffray Settlement (due 9/98)  Fees - $495,000

(3) The financial consultants received a retainer in the amount of $100,000. The estimated remaining liability to the financial consultants is equal to the $100,000 retainer.

                                                                     Form 2-E
                                                                  Page 4 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                 Schedule of Payments to Principal/Executives
                    For Period April 1 to April 30, 1998
-----------------------------------------------------------------------------

Payee Name          Position      Nature of Payment        Amount
Ralph F. Cox         Director     Director Fees                 $0.00

Calvin L. Rampton    Director     Director Fees                 $0.00

Clark M. Mower       President    Salary                   $12,833.34
                                  Expense Reimbursement     $1,675.90

                                                                     Form 2-E
                                                                  Page 5 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                            Quarterly Fee Summary
                          Month Ended April 30, 1998
-----------------------------------------------------------------------------

                            Cash            Quarterly    Payment
                            Disbursement    Fee Due      Check No.    Date
January                      $377,740.24
February                      169,278.67
March                         149,371.16
                              ----------
   Total 1st Quarter          696,390.07

April                       1,903,079.51
May
June
                            ------------
   Total 2nd Quarter        1,903,079.51

July
August
September
   Total 3rd Quarter

October
November
December
   Total 4th Quarter


(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F